UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 29, 2021

Lottery.com Inc.

(Exact name of registrant as specified in its charter)

Delaware	001-38508	81-1996183
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

20808 State Hwy 71 W, Unit B

Spicewood, Texas 78669

(Address of principal executive offices) (Zip Code)

Registrant’s telephone number, including area code: (512) 592-2451

N/A

(Former name or former address, if changed since last report.)

Check the appropriate box below if the Form 8−K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting material pursuant to Rule 14a−12 under the Exchange Act (17 CFR 240.14a−12)
☐	Pre−commencement communications pursuant to Rule 14d−2(b) under the Exchange Act (17 CFR 240.14d−2(b))
☐	Pre−commencement communications pursuant to Rule 13e−4(c) under the Exchange Act (17 CFR 240.13e− 4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol	Name of each exchange on which registered
Common stock, par value $0.0001 per share	LTRY	The Nasdaq Stock Market LLC
Warrants to purchase one share of common stock, each at an exercise price of $11.50	LTRYW	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☒

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Introductory Note

Business Combination

On October 29, 2021 (the “Closing Date”), Trident Acquisitions Corp., a Delaware corporation (“TDAC” and after the Business Combination described herein, the “Combined Company” or “Lottery.com”), consummated the previously announced business combination (the “Closing”) pursuant to the terms of the Business Combination Agreement, dated as of February 21, 2021 (as it may be amended or supplemented from time to time, the “Business Combination Agreement”), by and among TDAC, Trident Merger Sub II Corp., a wholly-owned subsidiary of TDAC (“Merger Sub”), and AutoLotto, Inc. (“AutoLotto”). Pursuant to the terms of the Business Combination Agreement, Merger Sub merged with and into AutoLotto with AutoLotto surviving the merger as a wholly owned subsidiary of TDAC, which was renamed “Lottery.com Inc.” immediately prior to the Closing (the “Merger” and, together with the other transactions contemplated by the Business Combination Agreement, the “Business Combination”).

In accordance with the terms and subject to the conditions set forth in the Business Combination Agreement, each share of preferred stock of AutoLotto that was issued and outstanding immediately prior to the effective time of the Merger (the “Effective Time”) converted into shares of AutoLotto’s common stock (each an “AutoLotto Share”) immediately prior to the Effective Time. At the Effective Time, by virtue of the Merger and without any action on the part of any other person, each AutoLotto Share issued and outstanding as of immediately prior to the Effective Time (including the shares of preferred stock of AutoLotto that were converted into AutoLotto Shares but not including any treasury shares or dissenting shares) was cancelled and converted into the right to receive the Per Share Merger Consideration. “Per Share Merger Consideration” means the quotient obtained by dividing (a) 40,000,000 shares of TDAC’s common stock, par value $0.001 per share (“Common Stock”), as adjusted in accordance with the terms of the Business Combination Agreement, by (b) the aggregate number of AutoLotto Shares (including shares issued or issuable upon the conversion or exercise of certain AutoLotto convertible securities) issued and outstanding as of immediately prior to the Effective Time. With respect to any AutoLotto Shares that were unvested immediately prior to the Effective Time, the shares of Common Stock issued as Per Share Merger Consideration upon the cancellation and conversion of such AutoLotto Shares remain subject to the same vesting and termination-related provisions as that applied to such AutoLotto Shares immediately prior to the Effective Time.

At the Effective Time, each option to purchase AutoLotto Shares (an “AutoLotto Option”) that was outstanding as of immediately prior to the Effective Time was assumed by TDAC, and continues to have, and remains subject to, the same terms and conditions (including vesting terms and, to the extent applicable, holding period restrictions) as applied to such AutoLotto Option immediately prior to the Effective Time, subject to certain exceptions (each, an “Assumed Option”) with such adjustments to the number of shares underlying and the exercise price of such Assumed Option as provided for under the Business Combination Agreement.

At the Effective Time, by virtue of the Merger and without any action on the part of any person, each warrant to purchase AutoLotto Shares (each, an “AutoLotto Warrant”) that was issued and outstanding immediately prior to the Effective Time and was not automatically terminated pursuant to its terms became a warrant exercisable for shares of Common Stock (a “Trident Consideration Warrant”) on the same terms and conditions as applied to the AutoLotto Warrants, with adjustments to the number of shares underlying the warrant and the exercise price as were set forth in the Business Combination Agreement.

Each convertible promissory note issued by AutoLotto that was issued and outstanding immediately prior to the Effective Time automatically converted or was terminated pursuant to its terms, as applicable, in connection with the Closing.

In addition, the holders of issued and outstanding AutoLotto Shares immediately prior to the Closing (the “Sellers”) are entitled to receive up to 6,000,000 additional shares of Common Stock (the “Seller Earnout Shares”) and Vadim Komissarov, Ilya Ponomarev and Marat Rosenberg (collectively the “Founder Holders”) will also be entitled to receive up to 4,000,000 additional shares of Common Stock (the “Founder Holders Earnout Shares”), in each case, that may be issuable from time to time after the Closing as set forth below.

If, at any time on or prior to December 31, 2021, (i) the dollar volume-weighted average price of shares of Common Stock equals or exceeds $13.00 per share for 20 of any 30 consecutive trading days commencing after the Closing, or (ii) if Lottery.com consummates a transaction which results in the stockholders of Lottery.com having the right to exchange their shares for cash, securities or other property having a value equaling or exceeding $13.00 per share, each Seller shall receive its pro rata portion of 3,000,000 Seller Earnout Shares and each Founder Holder shall receive one-third of 2,000,000 Founder Holders Earnout Shares. The Seller Earnout Shares then earned and issuable shall be issued to each Seller on a pro-rata basis based on the percentage of the aggregate Per Share Merger Consideration received, or entitled to be received, by such Seller as of immediately following the Closing.

If, at any time on or prior to December 31, 2022, (i) the dollar volume-weighted average price of shares of Common Stock equals or exceeds $16.00 per share for 20 of any 30 consecutive trading days commencing after the Closing, or (ii) if Lottery.com consummates a transaction which results in the stockholders of Lottery.com having the right to exchange their shares for cash, securities or other property having a value equaling or exceeding $16.00 per share, each Seller shall receive its pro rata portion of 3,000,000 Seller Earnout Shares and each Founder Holder shall receive one-third of 2,000,000 Founder Holders Earnout Shares.

The number of shares of Common Stock issued at the Closing was 39,776,980. Immediately after giving effect to the Business Combination, Lottery.com had 51,161,696 shares of Common Stock and 20,125,002 warrants to purchase shares of Common Stock outstanding, 20,125,000 of which are public warrants that are exercisable to purchase 20,125,000 shares of Common Stock and two of which were previously warrants of AutoLotto, which are now warrants of Lottery.com and are exercisable to purchase an aggregate of 395,675 shares of Common Stock.

The foregoing description of the Business Combination does not purport to be complete and is qualified in its entirety by the full text of the Business Combination Agreement, which is attached hereto as Exhibit 2.1 and is incorporated herein by reference.

Unless the context otherwise requires, in this Current Report on Form 8-K, the “registrant” and the “Company” refer to TDAC prior to the Closing and to the Combined Company and its subsidiaries following the Closing and “AutoLotto” and “Lottery.com” refers to AutoLotto and its subsidiaries prior to the Closing and the business of the Combined Company and its subsidiaries following the Closing.

Item 1.01. Entry into a Material Definitive Agreement.

Initial Stockholder Forfeiture Agreement

Simultaneously with the Closing, the initial stockholders of TDAC (the “Initial Stockholders”), TDAC and AutoLotto entered into an initial stockholder forfeiture agreement (the “Initial Stockholder Forfeiture Agreement”). Pursuant to the Initial Stockholder Forfeiture Agreement, the Initial Stockholders forfeited, for no consideration, and the Combined Company cancelled, 1,150,000 private placement warrants, which represented all of TDAC’s outstanding private placement warrants, and an aggregate of 561,932 shares of Common Stock.

The foregoing description of the Initial Stockholder Forfeiture Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Initial Stockholder Forfeiture Agreement, a copy of which is attached hereto as Exhibit 10.13 and is incorporated herein by reference.

Investor Rights Agreement

Simultaneously with the Closing, Lottery.com, the Initial Stockholders and certain stockholders of AutoLotto (collectively, the “Stockholder Parties”) entered into an investor rights agreement (the “Investor Rights Agreement”). Pursuant to the Investor Rights Agreement, such parties agreed to vote or cause to be voted all shares owned by them or take such other necessary action to ensure that (i) the board of directors of the Combined Company (the “Combined Company Board”) was made up of at least five directors at Closing, (ii) one director nominated by the Initial Stockholders (the “Initial Stockholders Director”) and the remaining directors nominated by the AutoLotto stockholders (the “AutoLotto Directors”) would be elected to the initial Combined Company Board, with the Initial Stockholders Director designated as a Class II director, and (iii) following the nomination of the initial Combined Company Board, neither the Initial Stockholders nor the AutoLotto Stockholders shall have ongoing nomination rights, except that in the event that a vacancy is created on the Combined Company Board at any time by the death, disability, resignation or removal of the Initial Stockholders Director or any AutoLotto Director during their initial term, then (x) the AutoLotto Stockholders, with respect to a vacancy created by the death, disability, resignation or removal of an AutoLotto Director, or (y) the Initial Stockholders, with respect to a vacancy created by the death, disability, resignation or removal of an Initial Stockholders Director, will be entitled to designate an individual to fill the vacancy. In addition, the Investor Rights Agreement provides that the Combined Company will register for resale under the Securities Act of 1933, as amended (the “Securities Act”), certain shares of Common Stock and other equity securities that are held by the parties thereto from time to time as well as other customary registration rights for the parties thereto.

The foregoing description of the Investor Rights Agreement does not purport to be complete and is qualified in its entirety by the terms and conditions of the Investor Rights Agreement, a copy of which is attached hereto as Exhibit 10.12 and is incorporated herein by reference.

Indemnification Agreements

In connection with the consummation of the Business Combination, the Combined Company entered into indemnification agreements with its directors and executive officers.

Each indemnification agreement provides for indemnification and advancements by the Combined Company of certain expenses and costs relating to claims, suits or proceedings arising from such officer or directors’ service to or on behalf of the Combined Company, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements do not purport to be complete and is qualified in its entirety by the terms and conditions of the indemnification agreements, a form of which is attached hereto as Exhibit 10.6 and is incorporated herein by reference.

Item 2.01 Completion of Acquisition or Disposition of Assets.

On October 28, 2021, TDAC held a special meeting in lieu of the 2021 annual meeting at which the TDAC stockholders considered and adopted, among other matters, the Business Combination Agreement (the “Special Meeting”). On October 29, 2021, the parties to the Business Combination Agreement consummated the Business Combination. Pursuant to the Business Combination Agreement, the consideration paid to the AutoLotto stockholders was paid solely by the delivery of new shares of Common Stock, each valued at $11.00 per share. The aggregate value of the consideration paid to AutoLotto stockholders in the Business Combination was approximately $440,000,000.00.

On October 29, 2021, each of TDAC’s outstanding units separated into the underlying shares of TDAC Common Stock and warrants upon consummation of the Business Combination and, as a result, no longer trade as a separate security. On November 1, 2021, the Combined Company’s Common Stock and public warrants began trading on The Nasdaq Stock Market LLC (“Nasdaq”) under the ticker symbols “LTRY” and “LTRYW”, respectively.

As of the Closing Date, our directors and executive officers beneficially owned approximately 31.5% of the outstanding shares of Common Stock, the Sellers (other than our directors and executive officers) beneficially owned approximately 46.2% of the outstanding shares of Common Stock and the former securityholders of TDAC beneficially owned approximately 22.3% of the outstanding shares of Common Stock.

Cautionary Note Regarding Forward Looking Statements

Certain statements in this Current Report on Form 8-K and the information incorporated herein by reference may involve substantial risks and uncertainties and may constitute forward-looking statements within the meaning of the Private Securities Litigation Reform Act of 1995, as amended. In some cases, you can identify forward-looking statements by terminology such as “may,” “will,” “should,” “could,” “would,” “expect,” “plan,” “anticipate,” “believe,” “estimate,” “continue,” “project,” or the negative of such terms or other similar expressions.

These forward-looking statements are not historical facts, but rather are based on management’s current expectations, assumptions, and projections about future events. Although management believes that the expectations, assumptions, and projections on which these forward-looking statements are based are reasonable, they nonetheless could prove to be inaccurate, and as a result, the forward-looking statements based on those expectations, assumptions, and projections also could be inaccurate. Forward-looking statements are not guarantees of future performance. Instead, forward-looking statements are subject to known and unknown risks, uncertainties, and assumptions that may cause the Combined Company’s strategy, planning, actual results, levels of activity, performance, or achievements to be materially different from any strategy, planning, future results, levels of activity, performance, or achievements expressed or implied by such forward-looking statements. Actual results could differ materially from those currently anticipated as a result of a number of factors, including, but not limited to, those factors described under the heading “Risk Factors” in the Registration Statement on Form S-4 (File No. 333-257734), initially filed with the Securities and Exchange Commission (the “SEC”) on July 7, 2021, as subsequently amended and the definitive proxy statement/prospectus, dated as of October 18, 2021, filed with the SEC pursuant to Rule 424(b)(3) under the Securities Act, on October 18, 2021 (the “Definitive Proxy”). Some of these risks and uncertainties may in the future be amplified by the COVID-19 outbreak and there may be additional risks that we consider immaterial or which are unknown. Given these uncertainties, current or prospective investors are cautioned not to place undue reliance on any such forward-looking statements.

All forward-looking statements attributable to the Combined Company or persons acting on our behalf are expressly qualified in their entirety by the cautionary statements included in this report and the risks and uncertainties discussed under the caption “Risk Factors” in the Definitive Proxy and they should not be regarded as a representation by the Combined Company or any other individual. We undertake no obligation to update publicly or revise any forward-looking statements, whether as a result of new information, future events, or otherwise. In light of these risks, uncertainties, and assumptions, the forward-looking events discussed in this report might not occur or be materially different from those discussed.

FORM 10 INFORMATION

Prior to the Closing Date, TDAC was a shell company (as defined in Rule 12b-2 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”)) with no operations, formed for the purpose of effecting a merger, capital stock exchange, asset acquisition, stock purchase, reorganization or similar business combination with one or more businesses. Following the Closing, the Combined Company is no longer a shell company. Accordingly, pursuant to Item 2.01(f) of Form 8-K, the Combined Company is providing below the information that would be included in a Form 10 if it were to file a Form 10. Please note that the information provided below relates to the Combined Company after the consummation of the Business Combination, unless otherwise specifically indicated or the context otherwise requires.

Business

The business of the Combined Company is described in the Definitive Proxy in the section titled “Business of Lottery.com” beginning on page 4 and that information is incorporated herein by reference.

Risk Factors

The risk factors related to the Combined Company’s business and operations and the Business Combination are set forth in the Definitive Proxy in the section titled “Risk Factors” beginning on page 21 and that information is incorporated herein by reference.

Management’s Discussion and Analysis of Financial Condition and Results of Operations

Reference is made to the disclosure contained in the Definitive Proxy in the sections titled “Lottery.com Management’s Discussion and Analysis of Financial Condition and Results of Operations” beginning on page 151 and that information is incorporated herein by reference.

Properties

The properties of the Combined Company are described in the Definitive Proxy in the section titled “Business of Lottery.com—Facilities” beginning on page 4 and that information is incorporated herein by reference.

Security Ownership of Certain Beneficial Owners and Management

The following table sets forth information known to the Combined Company regarding the beneficial ownership of the Common Stock as of the Closing Date by:

●	each person known to the Combined Company to be the beneficial owner of more than 5% of outstanding Common Stock;

●	each of the Combined Company’s executive officers and directors; and

●	all executive officers and directors of the Combined Company as a group.

Beneficial ownership is determined according to the rules of the SEC, which generally provide that a person has beneficial ownership of a security if they or it possess sole or shared voting or investment power over that security, including options and warrants that are currently exercisable or exercisable within 60 days.

The beneficial ownership of Common Stock is based on 51,161,696 shares of Common Stock issued and outstanding as of the Closing Date.

Unless otherwise indicated, the Combined Company believes that each person named in the table below has sole voting and investment power with respect to all of Common Stock beneficially owned by them.

Name and Address of Beneficial Owner(1)	Number of Shares	%
Lawrence Anthony DiMatteo III	6,664,484	13.0
Matthew Clemenson	6,664,487	13.0
Ryan Dickinson	2,339,286	4.6
Kathryn Lever(2)	468,335	*
Lisa Borders	--	--
Steven Cohen	--	--
Joseph Kaminkow	--	--
Richard Kivel	--	--
All directors and executive officers as a group (eight individuals)	16,136,592	31.5

*	less than 1%

(1)	The business address of each of these stockholders is c/o Lottery.com, 20808 State Hwy 71 W, Unit B, Spicewood, TX, 78669.

(2)	Represents shares of restricted Common Stock, of which 234,168 is subject to time-based vesting and 234,167 is subject to performance-based vesting based on the achievement of specified stock price goals prior to the one year anniversary of the Closing (provided that if the performance vesting goals are not met, the award remains eligible to vest based on the same schedule as the time-vesting portion of the award). As of the date hereof, 79,616 of the performance-based vesting shares have vested.

Directors and Executive Officers

Except as provided herein, the Combined Company’s directors and executive officers immediately after Closing are described in the Proxy Statement/Prospectus in the section titled “Combined Company Management and Governance After the Business Combination” beginning on page 199 and that information is incorporated herein by reference. On October 29, 2021, Lottery.com separated from Luc Vanhal, who had been on compassion leave for personal reasons, and appointed Ryan Dickinson as Acting Chief Financial Officer.

Executive Compensation

A description of the compensation of the named executive officers and directors of AutoLotto before the consummation of the Business Combination and the executive officers and directors of the Combined Company after the consummation of the Business Combination is set forth in the Definitive Proxy in the sections titled “Lottery.com Executive Compensation” beginning on page 167 and “Combined Company Management and Governance After the Business Combination – Compensation of Directors and Officers” beginning on page 205 and that information is incorporated herein by reference.

At the Special Meeting, the TDAC stockholders approved the Lottery.com 2021 Incentive Plan (the “Equity Plan”). The description of the Equity Plan is set forth in the Definitive Proxy section titled “Proposal No. 6—The Equity Plan Proposal” beginning on page 144, which is incorporated herein by reference. A copy of the full text of the Equity Plan is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference. The Combined Company expects that the Board or the compensation committee will make grants of awards under the Equity Plan to eligible participants.

Certain Relationships and Related Party Transactions

Certain relationships and related party transactions of the Combined Company are described in the Definitive Proxy in the section titled “Certain Relationships and Related Party Transactions” and that information is incorporated herein by reference.

Legal Proceedings

Information relating to the legal proceedings of the Combined Company is described in the Definitive Proxy in the section titled “Business of Lottery.com-- Legal and Administrative Proceedings” beginning on page 150 and that information is incorporated herein by reference.

Market Price of and Dividends on the Registrant’s Common Equity and Related Stockholder Matters

The Common Stock and warrants began trading on Nasdaq under the symbols “LTRY” and “LTRYW”, on November 1, 2021. TDAC’s outstanding units separated into their component securities upon consummation of the Business Combination and, as a result, no longer trade as a separate security and were delisted from Nasdaq. As of immediately after the Closing Date, there were approximately 280 registered holders of shares of Common Stock and one registered holder of warrants.

The Combined Company has not paid any cash dividends on shares of its Common Stock to date. The payment of cash dividends in the future will be dependent upon our revenues and earnings, if any, capital requirements and general financial condition. The payment of any dividends will be within the discretion of the Board.

Description of Registrant’s Securities to Be Registered

The description of the Combined Company’s securities is contained in the Definitive Proxy in the section titled “Description of The Combined Company’s Capital Stock” beginning on page 208 and that information is incorporated herein by reference.

Indemnification of Directors and Officers

The Combined Company has entered into indemnification agreements with each of its directors and executive officers as of the Closing Date. Each indemnification agreement provides for indemnification and advancements by the Combined Company of certain expenses and costs relating to claims, suits or proceedings arising from their service to or on behalf of the Combined Company, as officers or directors to the maximum extent permitted by applicable law.

The foregoing description of the indemnification agreements does not propose to be complete and is qualified in its entirety by the conditions of the indemnification agreements, the form of which is filed as Exhibit 10.6.

Financial Statements, Supplementary Data and Exhibits

The information set forth below under Item 9.01 of this Current Report on Form 8-K is incorporated herein by reference.

Changes in and Disagreements with Accountants on Accounting and Financial Disclosure

The information set forth below under Item 4.01 of this Current Report on Form 8-K is incorporated herein by reference.

Item 3.03 Material Modification to Rights of Security Holders.

In connection with the consummation of the Business Combination, TDAC changed its name to Lottery.com Inc. and filed its second amended and restated certificate of incorporation (the “Certificate of Incorporation”) with the Secretary of State of the State of Delaware and amended and restated its bylaws (the “Bylaws”). Reference is made to the disclosure described in the Definitive Proxy in the sections titled “The Charter Proposal,” “Comparison of Stockholder Rights” and “Description of the Combined Company’s Capital Stock,” which are incorporated herein by reference.

Copies of the Certificate of Incorporation and the Bylaws are included as Exhibits 3.1 and 3.2, respectively, to this Current Report on Form 8-K and incorporated herein by reference.

Item 5.01 Change in Control of Registrant.

Reference is made to the disclosure in the Proxy Statement/Prospectus in the section titled “Proposal 1 -- The Business Combination Proposal,” which is incorporated herein by reference. Further reference is made to the information contained above in the “Introductory Note” and Item 2.01 to this Current Report on Form 8-K, which is incorporated herein by reference.

Item 5.02 Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Executive Officers and Directors

Upon the consummation of the Business Combination, and in accordance with the terms of the Business Combination Agreement, each executive officer of TDAC resigned from such office and each member of the board of directors of TDAC ceased serving in such capacities. At the Special Meeting, each of Lawrence Anthony DiMatteo III, Matthew Clemenson, Lisa Borders, Steven Cohen, Joseph Kaminkow and Richard Kivel were elected to serve as directors of the Combined Company. The directors were divided among the following classes:

●	the Class I directors will be Steven Cohen and Joseph Kaminkow, and their terms will expire at the annual meeting of stockholders to be held in 2022;

●	the Class II directors will be Matthew Clemenson and Richard Kivel, and their terms will expire at the annual meeting of stockholders to be held in 2023; and

●	the Class III directors will be Lawrence Anthony DiMatteo III and Lisa Borders, and their terms will expire at the annual meeting of stockholders to be held in 2024.

Upon the consummation of the Business Combination, the Combined Company established a nominating and corporate governance committee and appointed new members to each of the audit committee and compensation committee. Steven Cohen, Lisa Borders and Richard Kivel were appointed to serve on the Combined Company’s audit committee, with Steven Cohen serving as the chair and Steven Cohen and Richard Kivel qualifying as an audit committee financial expert, as such term is defined in Item 407(d)(5) of Regulation S-K. Richard Kivel, Lisa Borders and Joseph Kaminkow were appointed to serve on the Combined Company’s compensation committee, with Richard Kivel serving as the chair. Lisa Borders, Steven Cohen and Richard Kivel were appointed to serve on the Combined Company’s nominating and corporate governance committee, with Lisa Borders serving as chair.

Additionally, upon the consummation of the Business Combination, Lawrence Anthony DiMatteo III was appointed as Chief Executive Officer; Matthew Clemenson was appointed as Chief Commercial Officer; Ryan Dickinson was appointed as Acting Chief Financial Officer, Chief Operating Officer, President and Treasurer; and Kathryn Lever was appointed as Chief Legal Officer and Secretary. On October 29, 2021, Lottery.com separated from Luc Vanhal, who had been on compassion leave for personal reasons.

Reference is made to the disclosure described in the Definitive Proxy in the section titled “Combined Company Management and Governance After the Business Combination” beginning on page 199 for biographical information about each of the directors and officers following the Business Combination, which is incorporated herein by reference, excepted as provided herein with respect to Mr. Vanhal.

2021 Equity Plan

At the Special Meeting, the TDAC stockholders approved the Equity Plan. Subject to adjustment in the event of certain corporate transactions, including a stock dividend, stock split or combination of shares (including a reverse stock split), recapitalization or other change in the Combined Company’s capital structure, the maximum number of shares of Common Stock that may be delivered in satisfaction of awards under the Equity Plan is 13,130,368 shares of Common Stock; provided that the total number of shares of Common Stock that will be reserved, and that may be issued, under the Equity Plan will automatically increase on the first trading day of each calendar year, beginning with calendar year 2022, by a number of shares of Common Stock equal to five percent of the total outstanding shares of Common Stock on the last day of the prior calendar year. The purpose of the Equity Plan is to assist the Combined Company in attracting, motivating and retaining selected individuals who will serve as employees, officers, directors, consultants and advisors, whose judgment, interest and special effort is critical to the successful conduct of the Combined Company’s operation by allowing awards to be issued under the Equity Plan that will motivate recipients to offer their maximum effort to the Combined Company and help focus them on the creation of long-term value consistent with the interests of stockholders. The Combined Company expects the Board or the compensation committee will make grants of awards under the Equity Plan to eligible participants.

The description is set forth in the Definitive Proxy section titled “Proposal No. 6—The Equity Plan Proposal”, which is incorporated herein by reference. A copy of the full text of the Equity Plan is filed as Exhibit 10.7 to this Current Report on Form 8-K and is incorporated herein by reference.

Employment Agreements

A description of the employment agreements between Lawrence Anthony DiMatteo III, Matt Clemenson and Ryan Dickinson and AutoLotto is set forth in the Definitive Proxy in the section titled “Lottery.com Executive Compensation — Compensation Arrangements for 2021”. The Combined Company may amend these employment agreements following the Business Combination to, among other things, assign the employment agreements to the Combined Company or another of its subsidiaries.

A copy of the full text of the employment agreements for each of Lawrence Anthony DiMatteo III, Matt Clemenson and Ryan Dickinson is filed as Exhibits 10.3, 10.4 and 10.5, respectively, to this Current Report on Form 8-K and is incorporated herein by reference.

Indemnification of Directors and Officers

The disclosure set forth in Item 2.01 of this Current Report on Form 8-K under the section titled “Indemnification of Directors and Officers” is incorporated in this Item 5.02 by reference.

Item 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year.

The disclosure set forth in Item 3.03 of this Current Report on Form 8-K is incorporated in this Item 5.03 by reference.

Item 5.06 Change in Shell Company Status.

As a result of the Business Combination, TDAC ceased to be a shell company. The material terms of the Business Combination are described in the sections titled “The Business Combination Proposal” beginning on page 68 of the Definitive Proxy and are incorporated herein by reference. Further, the information set forth in “Introductory Note” and under Item 2.01 is incorporated in by reference.

Item 9.01 Financial Statements and Exhibits.

(a) Financial statements of businesses acquired.

The financial statements of AutoLotto as of and for the fiscal years ended December 31, 2020 and December 31, 2019, the related notes and report of independent public accounting firm thereto are set forth in the Definitive Proxy beginning on page F-72 and are incorporated herein by reference. The financial statements of AutoLotto as of and for the three and six months ended June 30, 2021 and June 30, 2020 and the related notes thereto are set forth in the Definitive Proxy beginning on page F-51 and are incorporated herein by reference.

The financial statements of TDAC as of and for the fiscal years ended December 31, 2020 and December 31, 2019, and related notes thereto as set forth in the Definitive Proxy beginning on page F-25 and are incorporated herein by reference. The financial statements of TDAC, as of and for the three and six months ended June 30, 2021 and June 30, 2020 and the related notes thereto are set forth in the Definitive Proxy beginning on page F-2 and are incorporated herein by reference.

(b) Pro forma financial information.

The unaudited pro forma condensed combined financial information of TDAC and AutoLotto as of June 30, 2021 and for the year ended December 31, 2020 and the three and six months ended June 30, 2021 is set forth in Exhibit 99.1 and is incorporated herein by reference. In accordance with the instructions in item 9.01 of Form 8-K, the Combined Company intends to file an amendment to this Form 8-K within 45 days of the end of its third fiscal quarter to include historical and pro forma financial statements for the quarterly period ended September 30, 2021.

(d) Exhibits.

Exhibit No.	Description
2.1+	Business Combination Agreement, dated as of February 21, 2021, by and among Trident Acquisitions Corp., Trident Merger Sub II Corp., and AutoLotto, Inc. (incorporated by reference to Exhibit 2.1 of Trident Acquisition Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).

3.1*	Second Amended and Restated Certificate of Incorporation of Lottery.com Inc.

3.2*	Amended and Restated Bylaws of Lottery.com Inc.

4.1	Warrant Agreement, dated as of May 29, 2018, between TDAC and Continental Stock Transfer & Trust Company, as warrant agent (incorporated by reference to Exhibit 4.1 of TDAC’s Current Report on Form 8-K (File No. 001-38508), filed with the SEC on June 4, 2018).

10.1	Letter Agreement among Trident Acquisitions Corp., Trident Acquisitions Corp.’s officers, directors and stockholders (incorporated by reference to Exhibit 10.2 to Amendment No. 2 to the Registration Statement on Form S-1/A (File No. 333-223655) filed with the SEC on May 21, 2018).

10.2	Stock Escrow Agreement between Trident Acquisitions Corp., Continental Stock Transfer & Trust Company and the initial stockholders of Trident Acquisitions Corp (incorporated by reference to Exhibit 10.4 of TDAC’s Current Report on Form 8-K (File No. 001-38508), filed with the SEC on June 4, 2018).

10.3*	Employment Agreement, dated as of February 21, 2021, by and between Lawrence Anthony DiMatteo III and AutoLotto, Inc.

10.4*	Employment Agreement, dated as of February 21, 2021, by and between Matthew Clemenson and AutoLotto, Inc.

10.5*	Employment Agreement, dated as of February 21, 2021, by and between Ryan Dickinson and AutoLotto, Inc.

10.6*	Form of Indemnification Agreement.

10.7	Lottery.com 2021 Incentive Plan (incorporated by reference to Exhibit 10.7 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).

10.8*	AutoLotto, Inc. 2015 Stock Option/Stock Issuance Plan.

10.9*	Form of Restricted Stock Award Agreement under the AutoLotto, Inc. 2015 Stock Option/Stock Issuance Plan.

10.10	Services Agreement, dated as of March 10, 2020, by and between AutoLotto, Inc. and Master Goblin Games LLC (incorporated by reference to Exhibit 10.8 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).

10.11	Amendment No. 1 to Services Agreement, dated as of June 28, 2021, by and between AutoLotto, Inc. and Master Goblin Games LLC (incorporated by reference to Exhibit 10.9 of Trident Acquisitions Corp.’s Registration Statement on Form S-4 (Reg. No. 333-257734), filed with the SEC on October 5, 2021).

10.12*	Investor Rights Agreement, dated as of October 29, 2021, by and among Lottery.com Inc., AutoLotto, Inc. and the security holders party thereto.

10.13*	Initial Stockholder Forfeiture Agreement, dated as of October 29, 2021, by and among Lottery.com Inc., AutoLotto, Inc. and the security holders party thereto.

21.1*	List of Subsidiaries of Lottery.com Inc.

99.1*	Unaudited Pro Forma Condensed Combined Financial Information as of June 30, 2021.

104*	Cover Page Interactive Data File (formatted as Inline XBRL and contained in Exhibit 101)

*	Filed herewith

+	Certain schedules and exhibits have been omitted pursuant to Item 601(a)(5) of Regulation S-K. The registrant hereby undertakes to furnish copies of any of the omitted schedules and exhibits upon request by the U.S. Securities and Exchange Commission.

Signatures

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed by the undersigned hereunto duly authorized.

Date: November 4, 2021	Lottery.com Inc.

	By:	/s/ Kathryn Lever
	Name:	Kathryn Lever
	Title:	Chief Legal Officer